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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 2, 1999
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


               ENG ENTERPRISES, INC. (Formerly Energetics, Inc.)
            ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


          DELAWARE                   0-11225               84-0899587
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



            5882 South 900 East, Suite 202, Salt Lake City, UT  84117
           -----------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 269-9500
                                                    --------------

              5814 South 900 East, Salt Lake City, Utah  84117
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)











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                              ITEM 5. OTHER EVENTS

     In October 1999, the Registrant determined that its corporate charter had been revoked by the state of Delaware for a failure to file its annual report. The Registrant was able to reinstate its corporate charter on November 2, 1999. However, in the interim, the state of Delaware had allowed another Delaware corporation to utilize the Registrant's name Energetics, Inc.. The Registrant procured the reinstatement of its corporate charter under a new name, ENG Enterprises, Inc. In addition, the Registrant's CUSIP number for its common stock was changed from 292929106 to 268741105, the symbol for its common stock on the OTCBB was changed form EJTX to EGEI, a new Employer Identification Number by assigned by the IRS, and the Registrant changed its stock transfer agent from AST in Denver, Colorado to Interwest Stock Transfer Company in Salt Lake City, Utah.

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(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  3         3.01        Amendment to Articles of Incorporation   This Filing



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



Date:     January 27, 2000                   /S/John Chymboryk, President

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EXHIBIT 3.01

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
ENERGETICS, INC.

Energetics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     1. That the Certificate of Incorporation is amended by striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof, a new Article FIRST reading in its entirety as follows:

  "FIRST. The name of the corporation is ENG ENTERPRISES, INC."

     2. That the amendment has been duly adopted in accordance with the provisions of Ssection 241 of the General Corporation Law of the State of Delaware.

     Dated effective as of November 1, 1999.

                                               Energetics, Inc.

                                              By /S/John Chymboryk, President


STATE OF UTAH
CITY AND COUNTY OF SALT LAKE CITY

     Before me, a Notary Public of Utah, on the first day of November 1999, personally appeared John Chymboryk, to me known to be the person who signed the foregoing Certificate of Incorporation, who, being by me first duly sworn, acknowledged that he signed, sealed and delivered the same as his voluntary act and deed for the uses and purposes therein expressed, and that the facts stated therein are true.

[Notary Seal]
Valerie L. Butterfield
Notary Public                             /S/Valerie L. Butterfield
State of Utah
2243 E. 2100 S.
SLC, UT 84109

  My commission expires: March 23, 2002